UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2004

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Corporate Center Drive, Suite 175 Eagan, MN 55121
(Address of principal executive offices)

(651) 687-0414
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry Into Material Definitive Agreements

1.                                                 Senior Secured Notes.  On September 29, 2004, BIO-key International, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Senior Purchase Agreement”) with certain institutional and accredited investors.

Under the Senior Purchase Agreement, the Company issued Secured Convertible Term Notes (the “Senior Convertible Notes”) in the aggregate principal amount of $5,050,000, convertible into Common Stock of the Company in certain circumstances at $1.35 per share, and issued warrants (the “Senior Warrants”) to purchase an aggregate of 1,122,222 shares of the Common Stock at a per share exercise price of $1.55.  The proceeds from this transaction were used to finance in part the Company’s acquisition from Aether Systems, Inc. (“Aether”) of Aether’s Mobile Government Division (the “Aether Acquisition”).  The Company’s obligations under the Senior Purchase Agreement, the Senior Convertible Notes and the Senior Warrants are secured by a security interest in all or substantially all of the Company’s assets.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Senior Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Senior Purchase Agreement, the form of Senior Convertible Note, the form of Senior Warrant and the other material agreements and documents executed in connection therewith attached as Exhibits 99.1 through 99.7, 99.12 and 99.13, respectively, to this Current Report on Form 8-K.

2.                                                 Subordinated Convertible Notes.  On September 29, 2004, the Company entered into a Securities Purchase Agreement (the “Subordinated Purchase Agreement”) with existing shareholders of the Company and other accredited investors (collectively, the “Subordinated Investors”).

Under the Subordinated Purchase Agreement, the Company issued Secured Convertible Term Notes (the “Subordinated Convertible Notes”) in the aggregate principal amount of $4,950,000, convertible into Common Stock of the Company in certain circumstances at $1.35 per share, and issued warrants (the “Subordinated Warrants”) to purchase an aggregate of 955,111 shares of the Common Stock at a per share exercise price of $1.55.  The Subordinated Convertible Notes are convertible into shares of the Common Stock at a conversion price of $1.35 per share.  The proceeds from this transaction were used in part to finance a portion of the Aether Acquisition and will be used in part for working capital purposes.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Subordinated Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Subordinated Purchase Agreement, the form of Subordinated Convertible Note, the form of Subordinated Warrant and the Registration Rights Agreement executed in connection therewith attached as Exhibits 99.8 through 99.11 and 99.13 to this Current Report on Form 8-K.

3.                                                 Subordinated Secured Promissory Note.  In connection with the Aether Acquisition, the Company issued a Subordinated Secured Promissory Note to Aether in the face amount of $6,884,588 (the “Aether Note”).  The Aether Note evidences a contingent reimbursement obligation of the Company to Aether and a surety fee payable by the Company to Aether, in each case with respect to a letter of credit maintained by Aether for the Company’s benefit in connection with the Aether Acquisition.  The Company’s obligations under the Aether Note are secured by a security interest granted to Aether in all or substantially all of the Company’s assets, subordinate to the security interest described in Section 1 above.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Aether Note or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Aether Note attached as Exhibit 99.14 to this Current Report on Form 8-K.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On September 30, 2004, the Company completed its previously announced acquisition from Aether of Aether’s Mobile Government Division.  Pursuant to the Asset Purchase Agreement dated as of August 16, 2004 by and among the Company, Aether, Cerulean Technology, Inc. and SunPro, Inc. (the “Asset Purchase Agreement”), the Company paid Aether a purchase price of $10,000,000 in cash, subject to post closing adjustments to reflect changes in the Mobile Government Division’s working capital since June 30, 2004.  In connection with the Aether Acquisition, the Company issued to Aether the Subordinated Secured Note discussed in Item 1.01 above.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Subordinated Purchase Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the provisions of the Asset Purchase Agreement attached as Exhibit 99.15 to this Current Report on Form 8-K.

A copy of the press release that the Company issued to announce the closing of the acquisition is furnished as Exhibit 99.16 to this Current Report on Form 8-K.

Item 3.02                                             Unregistered Sales of Equity Securities

The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

The Senior Convertible Notes, the Senior Warrants, the Subordinated Convertible Notes and the Subordinated Warrants were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D thereunder.  Jesup & Lamont Securities (“Jesup & Lamont”) served as placement agent for the transaction.

The Senior Convertible Notes, the Senior Warrants, the Subordinated Convertible Notes and the Subordinated Warrants have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.  The Company has agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the subject shares of the Company’s Common Stock underlying such securities.

In connection with the placement contemplated by the Senior Purchase Agreement and the Subordinated Purchase Agreement, the Company entered into a placement agent agreement with Jesup & Lamont which permits Jesup & Lamont to purchase certain warrants for the Company’s Common Stock at a price per share equal to the price per share sold in the placement.  The amount of warrants subject to this agreement is currently under review by the Company.

Item 9.01.                                          Financial Statements and Exhibits

(a)                                            Financial Statements.  As permitted by Item 9.01(a)(4) of Form 8-K, the Company will deliver the provide the pro forma financial information required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K to be filed on or before December 20, 2004.

(b)                                           Pro Forma Financial Information.  As permitted by Item 9.01(b)(2) of Form 8-K, the Company will deliver the provide the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K to be filed on or before December 20, 2004.

(c)                                            Exhibits.  The following Exhibits are attached to this Current Report on Form 8-K:

Exhibit No.:	Description:

Exhibit 99.1	Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.2

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.3

Form of Secured Convertible Term Note issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.4	Master Security Agreement dated as of September 29, 2004 by and among the Company, Public Safety Group, Inc., Laurus Master Fund, Ltd., as Collateral Agent

Exhibit 99.5	Subsidiary Guaranty dated as of September 29, 2004 that are a made by Public Safety Group, Inc. in favor of Laurus Master Fund, Ltd., and the other Purchasers that are a party thereto

Exhibit 99.6	Stock Pledge Agreement dated as of September 29, 2004

Exhibit 99.7	Registration Rights Agreement dated as of September 29, 2004 by and among the Company, Laurus Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.8	Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other

Purchasers that are a party thereto

Exhibit 99.9

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.10

Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.11	Registration Rights Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.12	Intercreditor Agreement dated as of September 30, 2004 by and among Laurus Master Fund, Ltd., individually and as Collateral Agent, Aether Systems, Inc., Public Safety Group, Inc. and the Company

Exhibit 99.13

Subordination and Intercreditor Agreement dated as of September 30, 2004 by and among Laurus Master Fund, Ltd., as Collateral Agent, The Shaar Fund, Ltd., as Purchaser Agent, Aether Systems, Inc., Public Safety Group, Inc. and the Company

Exhibit 99.14	Subordinated Secured Promissory Note dated September 30, 2004 issued by the Company and Public Safety Group, Inc. in favor of Aether Systems, Inc.

Exhibit 99.15	Asset Purchase Agreement dated August 16, 2004 by and among the Company, Aether Systems, Inc., Cerulean Technology, Inc. and SunPro, Inc.

Exhibit 99.16	Press release dated October 1, 2004 issued by BIO-key International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Michael W. DePasquale
Michael W. DePasquale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 99.1	Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.2

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.3

Form of Secured Convertible Term Note issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.4	Master Security Agreement dated as of September 29, 2004 by and among the Company, Public Safety Group, Inc., Laurus Master Fund, Ltd., as Collateral Agent

Exhibit 99.5	Subsidiary Guaranty dated as of September 29, 2004 made by Public Safety Group, Inc. in favor of Laurus Master Fund, Ltd., and the other Purchasers that are a party thereto

Exhibit 99.6	Stock Pledge Agreement dated as of September 29, 2004

Exhibit 99.7	Registration Rights Agreement dated as of September 29, 2004 by and among the Company, Laurus Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.8	Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.9

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.10

Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.11	Registration Rights Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers that are a party thereto

Exhibit 99.12	Intercreditor Agreement dated as of September 30, 2004 by and among Laurus Master Fund, Ltd., individually and as Collateral Agent, Aether Systems, Inc., Public Safety Group, Inc. and the Company

Exhibit 99.13

Subordination and Intercreditor Agreement dated as of September 30, 2004 by and among Laurus Master Fund, Ltd., as Collateral Agent, The Shaar Fund, Ltd., as Purchaser Agent, Aether Systems, Inc., Public Safety Group, Inc. and the Company

Exhibit 99.14	Subordinated Secured Promissory Note dated September 30, 2004 issued by the Company and Public Safety Group, Inc. in favor of Aether Systems, Inc.

Exhibit 99.15	Asset Purchase Agreement dated August 16, 2004 by and among the Company, Aether Systems, Inc., Cerulean Technology, Inc. and SunPro, Inc.

Exhibit 99.16	Press release dated October 1, 2004, issued by BIO-key International, Inc.